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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 10, 2006


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


        CONNECTICUT                 001-32293                     06-0974148
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089

                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                  ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

This filing amends Form 8-K filed on April 3, 2006 for Hartford Life Global Funding Trust 2006-033, File No. 001-32293, which was inadvertently filed with the incorrect exhibit. This filing is identical to the initial filing with the exception of the replacement of Exhibit 1.1 with the attached Exhibit 4.11. All other exhibits accompanying the prior filing are incorporated by reference into this filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123441) filed with the Commission on March 18, 2005, as amended by Pre-Effective Amendment No. 1 filed with the Commission on April 12, 2005, Post-Effective Amendment No. 1 filed with the Commission on December 13, 2005 and Post-Effective Amendment No. 2 filed with the Commission on March 30, 2006 (the "Registration Statement").

       (c)    Exhibits

  EXHIBIT
   NUMBER                                DESCRIPTION
  --------                               -----------

Exhibit 4.11  Omnibus Instrument.

Exhibit 5.1 Opinion of Sidley Austin LLP. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Exhibit 5.2 Opinion of Counsel of Hartford Life Insurance Company. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Exhibit 8 Opinion of Sidley Austin LLP. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Consent 23.1  Consent of Sidley Austin LLP (included in Exhibit 5.1 and
              Exhibit 8). Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Consent 23.2  Consent of Counsel of Hartford Life Insurance Company (included in
              Exhibit 5.2). Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

                                   SIGNATURES

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        HARTFORD LIFE INSURANCE COMPANY
                                        (REGISTRANT)

DATE:  APRIL 10, 2006                   BY:       /s/ JEFFREY L. JOHNSON
                                      ------------------------------------------
                                        Name:  Jeffrey L. Johnson
                                        Title: Assistant Vice President
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                                EXHIBIT INDEX

  EXHIBIT
   NUMBER                                DESCRIPTION
  --------                               -----------

Exhibit 4.11  Omnibus Instrument.

Exhibit 5.1 Opinion of Sidley Austin LLP. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Exhibit 5.2 Opinion of Counsel of Hartford Life Insurance Company. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Exhibit 8 Opinion of Sidley Austin LLP. Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Consent 23.1  Consent of Sidley Austin LLP (included in Exhibit 5.1 and
              Exhibit 8). Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.

Consent 23.2  Consent of Counsel of Hartford Life Insurance Company (included in
              Exhibit 5.2). Incorporated by reference to Form 8-K, File No. 001-32293, filed on April 3, 2006.